UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________
FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 1, 2021
___________
VIPER ENERGY PARTNERS LP
(Exact Name of Registrant as Specified in Charter)

DE		001-36505	46-5001985
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification Number)
500 West Texas
Suite 1200
Midland,	TX		79701
(Address of principal executive offices)			(Zip code)
(432) 221-7400
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	VNOM	The Nasdaq Stock Market LLC
(NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Explanatory Note

As previously reported in its Current Report on Form 8-K filed on October 7, 2021 (the “Original Form 8-K”), Viper Energy Partners LP (“Viper” or the “Partnership”) and its subsidiary, Viper Energy Partners LLC (“Viper OpCo” and, together with Viper, the “Buyer Parties”), completed the acquisition (the “Acquisition”) of certain mineral and royalty interests (the “Assets”) from Swallowtail Royalties LLC and Swallowtail Royalties II LLC (collectively, the “Seller”) on October 1, 2021 (“Closing”) under the previously reported Purchase and Sale Agreement, dated as of August 6, 2021, by and between the Buyer Parties and the Seller (the “Purchase and Sale Agreement”).

The Assets consist of 2,313 net royalty acres primarily in the Northern Midland Basin, of which 62% are operated by Diamondback. The purchase price for the Acquisition consisted of 15.25 million common units representing limited partnership interests in Viper (the “Common Unit Consideration”) and approximately $225.3 million in cash after purchase price adjustments (the “Cash Consideration”). The Cash Consideration for the Acquisition was funded through a combination of cash on hand and $190.0 million in borrowings under Viper OpCo’s revolving credit facility. At Closing, as contemplated by the Purchase and Sale Agreement, the Assets acquired by Viper for the Common Unit Consideration were immediately contributed to Viper OpCo in exchange for an equivalent number of units representing limited liability company interests in Viper OpCo.

This Amendment No. 1 to the Current Report on Form 8-K amends Item 9.01 of the Original Form 8-K to include (i) the abbreviated audited statement of assets acquired and liabilities assumed as of October 1, 2021, for the Acquisition and (ii) the unaudited pro forma condensed consolidated balance sheet giving effect to the Acquisition as of September 30, 2021. Except as otherwise disclosed in this explanatory note, no other changes were made to the Original Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The abbreviated audited statement of assets acquired and liabilities assumed as of October 1, 2021 for the Acquisition is filed as Exhibit 99.1 to this Current Report and incorporated by reference into this Item 9.01(a).

(b) Pro Forma Financial Information

The unaudited pro forma financial information of Viper gives effect to the Acquisition as of September 30, 2021 and is filed as Exhibit 99.2 to this Current Report and incorporated by reference into this Item 9.01(b).

(d) Exhibits

Number	Description
23.1*	Consent of Independent Certified Public Accountants.
99.1*	Swallowtail Royalties LLC and Swallowtail Royalties II LLC Audited Statement of Assets Acquired and Liabilities Assumed.
99.2*	Viper Energy Partners LP Unaudited Pro Forma Condensed Consolidated Balance Sheet.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

*	Filed herewith.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIPER ENERGY PARTNERS LP

		By:	Viper Energy Partners GP LLC, its general partner
Date:	December 15, 2021

		By:	/s/ Teresa L. Dick
		Name:	Teresa L. Dick
		Title:	Chief Financial Officer, Executive Vice President and Assistant Secretary